EXHIBIT 10.2

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of May 15, 2015 (the “Amendment Effective Date”), by and among RIDGE CROSSING APARTMENTS LLC, a Delaware limited liability company (“Seller”), STEADFAST ASSET HOLDINGS, INC., a California corporation (“Buyer”), and COMMONWEALTH LAND TITLE INSURANCE COMPANY (“Escrow Agent”).

Recitals
A.     Seller, Buyer and Escrow Agent entered into that certain Purchase and Sale Agreement with an Effective Date of April 7, 2015 (the “Agreement”) for the purchase and sale of the Property (as defined in the Agreement) in Hoover, Jefferson County, Alabama.
B.     Seller and Buyer desire to amend the Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	The recitals set forth hereinabove are hereby incorporated herein by this reference with the same force and effect as if fully hereinafter set forth.

2.	Capitalized terms used in this Amendment not otherwise defined shall have the meaning given to such terms in the Agreement.

3.	Section 1 of the Agreement is amended by deleting the definition of “Closing
Date” and inserting the following in lieu thereof:

“Closing Date” shall mean May 28, 2015.

4.	Section 11(a) of the Agreement is amended by deleting such section and inserting the following in lieu thereof:

Closing Date. The Closing shall occur on the Closing Date and shall take place by and through escrow deliveries to the Escrow Agent, whereby Seller and Buyer and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. In the event the Closing Date shall fall on a day other than a Business Day, then the Closing Date shall be extended to the next Business Day. TIME SHALL BE OF THE ESSENCE with respect to Buyer’s obligation to close the transactions contemplated hereby on the Closing Date.

5.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns.

6.    The Agreement, as amended by this Amendment, constitutes the entire agreement and understanding of the parties hereto with respect to the purchase and sale of the Property, and shall not be modified or amended except by written agreement duly executed by Seller and Buyer.

7.	This Amendment may be executed in any number of counterparts, anyone of which shall be an original, but all of which together shall be one and the same instrument. Signatures transmitted electronically by facsimile, email or PDF file shall be deemed to be original signatures for purposes of this Amendment.

8.	In the event of any conflict between this Amendment and the Agreement with regard to the subject matter hereof, this Amendment shall control. Seller and Buyer do hereby reaffirm and ratify all non-conflicting portions of the Agreement.

9.	This Amendment shall be construed in accordance with and governed by the laws of the State in which the Property is located.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

SELLER:

RIDGE CROSSING APARTMENTS LLC
a Delaware limited liability company

By:	Ridge Crossing Holdings LLC,
a Delaware limited liability company,
its sole member

	By:	Ridge Crossing Investors LLC
a Delaware limited liability company,
its sole member

		By:	LB Ridge Crossing LLC,
a Delaware limited liability company,
its managing member

			By:	PAMI LLC,
a Delaware limited liability company,
its sole member

				By:	/s/ Anthony Barsanti
				Name:	Anthony Barsanti
				Title:	Authorized Signatory

BUYER:

STEADFAST ASSET HOLDINGS, INC.
a California corporation

By:	/s/ Ana Marie del Rio
Name:	Ana Marie del Rio
Title:	Vice President

ESCROW AGENT:

COMMONWEALTH LAND TITLE INSURANCE COMPANY

By:	/s/ Teresa Hill
Name:	Teresa Hill
Title:	National Title Office